THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       eSecureSoft CO
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 10:46    ACCEPTED DATE:       12-Jul-2005 10:47
FILING DATE:   12-Jul-2005 10:46
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321511-05-000004

FILE NUMBER(S):
   1. 000-51422

THE PASSWORD FOR LOGIN CIK 0001321511 WILL EXPIRE 23-Mar-2006 15:36.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321511
      COMPANY:    eSecureSoft CO
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51422

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       eSecureSoft CO
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 10:59    ACCEPTED DATE:       12-Jul-2005 11:00
FILING DATE:   12-Jul-2005 10:59
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321511-05-000005

FILE NUMBER(S):
   1. 000-51422

THE PASSWORD FOR LOGIN CIK 0001321511 WILL EXPIRE 23-Mar-2006 15:36.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321511
      COMPANY:    eSecureSoft CO
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51422

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       eSecureSoft CO
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 11:29    ACCEPTED DATE:       12-Jul-2005 11:30
FILING DATE:   12-Jul-2005 11:29
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321511-05-000006

FILE NUMBER(S):
   1. 000-51422

THE PASSWORD FOR LOGIN CIK 0001321511 WILL EXPIRE 23-Mar-2006 15:36.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321511
      COMPANY:    eSecureSoft CO
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51422